CONTINGENT ASSETS AND LIABILITIES	12 Months Ended
Jun. 30, 2024
CONTINGENT ASSETS AND LIABILITIES [Abstract]
CONTINGENT ASSETS AND LIABILITIES
21.	CONTINGENT ASSETS AND LIABILITIES

Titan Project

The Titan Project is prospective for critical mineral sands including titanium minerals, rare earth minerals, high grade silica sand and zircon minerals. At June 30, 2024, the Group had entered into exclusive option agreements with local landowners in Tennessee, in relation to its Titan Project, which upon exercise, allows the Group to lease or, in some cases purchase, the acres of surface property and the associated mineral rights from the local landowners. As of June 30, 2024, the Titan Project comprised approximately 11,054 acres of surface and associated mineral rights in Tennessee, of which approximately 1,486 acres are owned by IperionX, approximately 242 acres are subject to long-term lease by IperionX, and approximately 9,326 acres are subject to exclusive option agreements with IperionX. During the option period, our option agreements provide us with exclusive right to access, enter, occupy and use the surface property for all purposes related to exploring for and evaluating all minerals in return for making annual option payments and bonus payments during periods when we conduct drilling. Upon exercise, in the case of an option to lease, the Company will pay a production royalty to the landowners, subject to a minimum royalty. Upon exercise, in the case of a purchase, the Company will pay cash consideration approximating the fair market value of the property, excluding the value of any minerals, plus a premium.

Blacksand Technology, LLC

At June 30, 2024, the Group had an exclusive option to purchase certain assets (including all intellectual property rights) of Blacksand Technology LLC (“Blacksand”). Blacksand holds the exclusive commercial rights for more than 40 global patents through a license agreement with the University of Utah including global patents for technologies that can produce low-cost and low-carbon titanium metal. IperionX may exercise its option any time prior to 31 December 2024 (“Option Period”). At June 30, 2024, as consideration for the option, IperionX has made option payments to Blacksand totalling US$5,500,000 during the Option Period (US$1,500,000 paid in January 2023, US$1,500,000 paid in June 2023, US$500,000 paid in January 2024, and US$2,000,000 satisfied through the issue of shares in IperionX in January 2024), with a final option payment of US$500,000 payable in July 2024. If IperionX chooses to exercise its option, IperionX shall pay Blacksand: (1) any option payments that have not been paid at the date of exercise; and (2) an additional US$. Subject to shareholder approval, IperionX may elect to satisfy 30% of the total purchase price through the issue of shares in IperionX. IperionX shall also commit to donate US$1,000,000 to establish an endowed chair professorship at the University of Utah in Dr. Fang’s name. If net sales from the acquired assets exceed US$300,000,000, then IperionX shall pay Blacksand a royalty equal to 0.5% of net sales in excess of US$300,000,000 for the life of the licensed patents. If IperionX chooses not to exercise its purchase option, IperionX retains exclusive options to licence key technologies from Blacksand, including HAMR and HSPT technologies that can produce low-cost and low-carbon titanium metal, for consideration comprising a license fee and a royalty.